Exhibit 10.23

AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT AND FEE LETTER

THIS AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT AND FEE LETTER, dated as of June 25, 2004 (this “Amendment”), is by and among Convergys Funding Corporation (the “Seller”), Convergys Corporation, as initial servicer (the “Servicer”), Falcon Asset Securitization Corporation (“Falcon”), Fifth Third Bank, an Ohio banking corporation (“Fifth Third”), and Bank One, NA, a national banking association having its main office in Chicago, Illinois, as successor by merger to Bank One, Michigan (together with Fifth Third and Falcon, the “Purchasers”), and a “Falcon Agent” and “Administrative Agent”.

W I T N E S S E T H :

WHEREAS, the Seller, the Servicer, the Purchasers, the Falcon Agent and the Administrative Agent are parties to that certain Amended and Restated Receivables Purchase Agreement dated as of November 20, 2003 (the “Agreement”); and

WHEREAS, the parties wish to amend the Agreement as hereinafter forth;

NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms. Capitalized terms used herein and not otherwise defined shall have their meanings as attributed to such terms in the Agreement or the Fee Letter, as applicable.

2. Amendment. The definition in the Agreement of “Delinquency Ratio” is hereby amended to exclude from the computation of both the numerator and the denominator thereof all Receivables owing from the State of Florida (or any agency thereof).

3. Absence of Amortization Event or Potential Amortization Event. In order to induce the Falcon Agent, the Administrative Agent and the Purchasers to enter into this Amendment, the Seller hereby represents and warrants to the Falcon Agent, the Administrative Agent and the Purchasers that, both before and after giving effect to the amendments contained in Section 2 hereof, no Amortization Event or Potential Amortization Event exists and is continuing as of the Effective Date (as defined in Section 4 below).

4. Effective Date. This Amendment shall become effective as of the date first above written (the “Effective Date”) upon receipt by the Administrative Agent of counterparts hereof duly executed by each of the parties hereto.

5. Ratification. Except as expressly modified hereby, each of the Agreement and the Fee Letter, as amended hereby, is hereby ratified, approved and confirmed in all respects.

6. Reference to Agreement. From and after the Effective Date hereof, each reference in the Agreement to “this Agreement” or to “hereof”, “hereunder” or words of like import, and all references to the Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the Agreement as amended by this Amendment.

7. Costs and Expenses. The Seller agrees to pay all costs, fees, and out-of-pocket expenses (including reasonable attorneys’ fees and time charges of attorneys for the Administrative Agent, the Falcon Agent and the Purchasers) incurred in connection with the preparation, execution and delivery of this Amendment.

8. CHOICE OF LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF OHIO.

9. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

<signature pages follow>

IN WITNESS WHEREOF, the Seller, the Servicer, the Purchasers, the Falcon and the Administrative Agent have executed this Amendment as of the date first above written.

CONVERGYS FUNDING CORPORATION

By:	/s/ Timothy M. Wesolowski
Title:	Vice President and Treasurer
Name:	Timothy M. Wesolowski

CONVERGYS CORPORATION

By:	/s/ Timothy M. Wesolowski
Title:	Vice President And Treasurer
Name:	Timothy M. Wesolowski

FIFTH THIRD BANK, AS A PURCHASER

By:	/s/ Robert Finley
Title:	Vice President

FALCON ASSET SECURITIZATION CORPORATION, AS A PURCHASER

/s/ Sherri Gerner
By:	Sherri Gerner
Title:	Authorized Signer

BANK ONE, NA, INDIVIDUALLY, AS FALCON AGENT AND AS ADMINISTRATIVE AGENT

/s/ Sherri Gerner
By:	Sherri Gerner
Title:	Director, Capital Markets

4